Exhibit 99.31

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  January 1998

                   REMIC Multi-Class Pass-Through Certificates

                                 Series 1997-13

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a)  Principal  ................................$          622,500.48
          (b)  Interest  .................................$        1,241,792.68
          (c)  Total  ....................................$        1,864,293.16

     2. Aggregate Monthly Payments Received and Monthly Advances made this month:

          (a)  Principal  .................................$         622,500.48
          (b)  Interest  ..................................$       1,200,409.92
          (c)  Total  .....................................$       1,822,910.40

     3.   Aggregate Principal  Prepayments in part received and applied in prior
          month:  .........................................$         432,779.62

     4.   Aggregate Principal Prepayments in full received in prior month:

          (a)  Principal  .................................$       1,512,375.81
          (b)  Interest  ..................................$           4,307.34
          (c)  Total  .....................................$       1,516,683.15

     5.   Aggregate Insurance Proceeds for prior month:

          (a)  Principal  .................................$               0.00
          (b)  Interest  ..................................$               0.00
          (c)  Total  .....................................$               0.00

     6.   Aggregate Liquidation Proceeds for prior month:

          (a)  Principal  .................................$               0.00
          (b)  Interest  ..................................$               0.00
          (c)  Total  .....................................$               0.00

     7.   Aggregate Purchase Prices for Defaulted and Modified Mortgage Loans:

          (a)  Principal  .................................$               0.00
          (b)  Interest  ..................................$               0.00
          (c)  Total  .....................................$               0.00

     8.   Aggregate   Purchase  Prices  (  and  substitution   adjustments)  for
          Defective Mortgage Loans:

          (a)  Principal  .................................$               0.00
          (b)  Interest  ..................................$               0.00
          (c)  Total  .....................................$               0.00

     9.   Pool Scheduled Principal Balance:  ..............$     198,107,700.46

     10.  Available Funds:  ...............................$       3,772,373.17

     11.  Realized Losses for prior month: ................$               0.00

     12.  Aggregate Realized Losses:

          (a) Deficient Valuations: .......................$               0.00
          (b) Special Hazard Losses: ......................$               0.00
          (c) Fraud Losses: ...............................$               0.00
          (d) Excess Bankruptcy Losses: ...................$               0.00
          (e) Excess Special Hazard Losses: ...............$               0.00
          (f) Excess Fraud Losses: ........................$               0.00
          (g) Debt Service Reductions: ....................$               0.00

     13.  Compensating Interest Payment: ..................$           1,187.06

     14. Accrued Certificate Interest, Unpaid Class Interest Shortfalls and Pay-out Rate:

      Class 13-A1.....$        801,688.27     $     0.00            6.75000000%
      Class 13-A2.....$         77,652.84     $     0.00            6.75000000%
      Class 13-A3.....$        219,551.38     $     0.00            6.75000000%
      Class 13-M......$         11,288.08     $     0.00            6.75000000%
      Class 13-B1.....$          2,822.02     $     0.00            6.75000000%
      Class 13-B2.....$          5,644.04     $     0.00            6.75000000%
      Class 13-B3.....$          3,950.83     $     0.00            6.75000000%
      Class 13-B4.....$          2,257.62     $     0.00            6.75000000%
      Class 13-B5.....$          2,257.57     $     0.00            6.75000000%
      Class 13-S......$         77,604.05     $     0.00            0.49398900%
      Class 13-R......$              0.56     $     0.00            6.75000000%

     15.  Principal distributable:

      Class 13-A1.....$      2,429,766.62
      Class 13-A2.....$              0.00
      Class 13-A3.....$        121,063.19
      Class 13-PO.....$          1,165.15
      Class 13-M......$          6,224.38
      Class 13-B1.....$          1,556.10
      Class 13-B2.....$          3,112.19
      Class 13-B3.....$          2,178.53
      Class 13-B4.....$          1,244.88
      Class 13-B5.....$          1,244.87
      Class 13-R......$            100.00

     16.  Additional  distributions  to the Class 13-R  Certificate  pursuant to
          Section 4.01(b):.................................$               0.00

     17.  Certificate Interest Rates of:

          Class 13-S Certificates:.....     0.464100%

     18.  Distributions Allocable to Unanticipated Recoveries:

          Class 13-A1.....$   0.00
          Class 13-A2.....$   0.00
          Class 13-A3.....$   0.00
          Class 13-PO.....$   0.00
          Class 13-M......$   0.00
          Class 13-B1.....$   0.00
          Class 13-B2.....$   0.00
          Class 13-B3.....$   0.00
          Class 13-B4.....$   0.00
          Class 13-B5.....$   0.00
          Class 13-R......$   0.00

B.   Other Amounts:

     1.  Senior Percentage for such Distribution Date: ..........     97.496240%

     2.  Senior Prepayment Percentage for such Distribution Date:    100.000000%

     3.  Junior Percentage for such Distribution Date: ..........      2.503760%

     4.  Junior Prepayment Percentage for such Distribution Date:      0.000000%

     5.  Class A3 Percentage: ...................................     19.479087%

     6.  Class A3 Prepayment Distribution Percentage: ...........      0.000000%

     7.  Subordinate Certificate Writedown Amount for such
         Distribution Date: .....................................$         0.00

     8.  Prepayment Distribution Triggers satisfied:
                                        YES              NO
                                        ---              --
         Class 13-B1.......                               X
         Class 13-B2.......              X
         Class 13-B3.......                               X
         Class 13-B4.......                               X
         Class 13-B5.......              X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                       GE CAPITAL MORTGAGE SERVICES, INC.



                                       By:     /s/ Karen Pickett
                                       ------------------------------------
                                       Name:      Karen Pickett
                                       Title:     Vice-President,
                                                  Investor Operations